1 First Quarter 2022 Corporate Update May 12, 2022

2 Forward-Looking Statements Certain statements in this Presentation contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including statements about the financial condition, results of operations, earnings outlook and prospects of PureCycle Technologies, Inc. (“PCT”). Forward-looking statements generally relate to future events or our future financial or operating performance and may refer to projections and forecasts. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions (or the negative versions of such words or expressions), but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements are based on the current expectations of the management of PCT and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of the Quarterly Report to be filed on Form 10-Q. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section of PCT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 entitled “Risk Factors,” those discussed and identified in public filings made wi th the U.S. Securities and Exchange Commission (the “SEC”) by PCT and the following: PCT's ability to meet, and to continue to meet, applicable regulatory requirements for the use of PCT's UPR resin in food grade applications (both in the United States and abroad); PCT's ability to comply on an ongoing basis with the numerous regulatory requirements applicable to the UPR resin and PCT's facilities (both in the United States and abroad); expectations and changes regarding PCT's strategies and future financial performance, including its future business plans, expansion plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and PCT's ability to invest in growth initiatives; PCT's ability to scale and build the Ironton facility in a timely and cost-effective manner; PCT's ability to complete the necessary funding with respect to, and complete the construction of the Augusta facility, its first U.S. cluster facility located in Augusta, Georgia, in a timely and cost-effective manner; PCT's ability to sort and process polypropylene plastic waste at its plastic waste prep ("Feed PreP") facilities; PCT's ability to maintain exclusivity under the Procter & Gamble Company license; the implementation, market acceptance and success of PCT's business model and growth strategy; the success or profitability of PCT's offtake arrangements; the ability to source feedstock with a high polypropylene content; PCT's future capital requirements and sources and uses of cash; PCT's ability to obtain funding for its operations and future growth; developments and projections relating to PCT's competitors and industry; the outcome of any legal or regulatory proceedings to which PCT is, or may become a party, including the recently filed securities class action case; the ability to recognize the anticipated benefits of the previously announced business combination consummated on March 17, 2021; unexpected costs related to the business combination; geopolitical risk and changes in applicable laws or regulations; the possibility that PCT may be adversely affected by other economic, business, and/or competitive factors; changes in the prices and availability of labor (including labor shortages), transportation and materials, including significant inflation, and PCT's ability to obtain them in a timely and cost-effective manner; the potential impact of climate change on PCT, including physical and transition risks, higher regulatory and compliance costs, reputational risks, and availability of capital on attractive terms; operational risk; and the risk that the COVID-19 pandemic, including any new and emerging variants and the efficacy and distribution of vaccines, and local, state, federal and international responses to addressing the pandemic may have an adverse effect on PCT's business operations, as well as PCT's financial condition and results of operations. Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of PCT prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. All subsequent written and oral forward-looking statements or other matters attributable to PCT or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this Presentation. Except to the extent required by applicable law or regulation, PCT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this Presentation or to reflect the occurrence of unanticipated events.

Q1 Update: Making Strong Operational Progress

OPERATIONS 1	FEEDSTOCK 2	COMMERCIAL 3	FINANCE 4
• Ironton flagship facility remains on Schedule; expect pellets in Q4 2022 • Augusta Phase 1 (260M lbs capacity) is planned for startup Q4 2023 • U.S. Feed PreP strategy is on track; full project details and plan expected in Q3 2022 • Joint venture agreements and feasibility discussions are progressing with SK geo centric & Mitsui	• Ironton operational details are in place and awaiting start-up • Feedstock LOIs for Augusta purification facility ~215M lbs per year • Active PureZero discussions expanded to include professional and collegiate leagues; anticipate new announcements end of Q2 2022	• Continue to expand commercial agreement footprint across converters and compounders • Two new sales agreements signed in non-CPG channels • Testing milestone achieved with Aptar for hinged closures with performances on par with non-recycled resin	• Executed Q1 private placement of $250M • Allocated $75M to Augusta long-lead purchases supporting Q4 2023 start-up • Continued progress on debt financing process for Augusta complex and Feed PreP facilities • Strong balance sheet: Ended Q1 2022 with $610M in total cash and investments

PURECYCLE
Overview | Operations | Feedstock | Commercial | Finance
3

4 Continuing Our Global Path to a Billion Pounds per year 887 130 130 North America* Ironton Augusta #1 Augusta #2 Augusta #3 Augusta #4 Augusta #5 Augusta #6 Q4 2022 Q4 2023 Q4 2023 Q2 2024 Q2 2024 Q1 2025 Q1 2025 Ulsan, SK Japan (Mitsui) Q4 2024** TBD Asia* Europe* NE Europe Q4 2024 Completion dates for all manufacturing based on current expectations and are subject to delays Timeline is contingent on completing agreement on schedule All references to capacity are in millions lbs / yr * ** ***

5 New Independent Board Members PureCycle Leadership Updates PureCycle Leadership Steven Bouck 20+ years as President & CFO of publicly-held Waste Connections, Inc., a multi-national provider of waste and recycling collection Recently announced Dustin Olson appointed to the chief operating officer position in addition to his chief manufacturing officer responsibilities Expanded our finance team to bolster financial operations by adding two key roles: Vice President of Finance Senior Director for Revenue Allen Jacoby Chief Strategy Officer & Senior Vice President of Corporate Development at Milliken & Company, a leading global industrial manufacturer

6 Ironton Continues to be on Track for Q4 Startup Energize Site First Module Delivery Commission Soft Start Utilities PreP Soft Start March June May Q2 Q3 Q4 Overview Operations Feedstock Commercial Finance * Expected timeline given current project estimates • Site is now energized • 4 out of 26 modules delivered and lifted in place • 98% of PreP equipment on site; startup in Q3 • Targeting mechanical completion in early Q4 with pellet production by year end

Augusta Build Underway



Engineering activities are on track, key construction contracts are in place, and site work has commenced.

Key long lead orders have been placed; includes vessels, precision machinery, and instrumentation.

Significant progress developing Feed PreP operations; expecting a full plan roll-out in Q3.

Augusta project is accelerating with the same key strategic partners from Ironton; KMPS, Denham-Blythe, Gulfspan, Emerson, and Krauss Maffei

		Q2	Q3	Q4
✓ Raised Equity	✓ Ordered Long Lead Equipment	✓ Broke Ground	Civil and Infrastructure	Module Construction Begins at Gulfspan

** Expected timeline given current project estimates*

PURECYCLE Overview Operations Feedstock Commercial Finance 7

75% of Feedstock for Augusta Lines 1&2 Under LOIs

Feedstock Pipeline Augusta Lines 1&2
(Millions Pounds)



217
72
LOI
Unfilled
933
In Negotiations

- Team is focused on securing feeds for Augusta Lines 1&2
- R&D focus to target new feed streams that are being landfilled or incinerated
- Born digital strategy being designed to optimize feed management; goal to provide transparent lifecycle tracking of feedstock to final product
- Combining different feed streams that creates resins with targeted specifications

1. Internal Company Estimates
2. LOI deal volume is based on expected PP% yield for each feedstock stream
3. In Negotiations are deals where volumes are defined and testing is being done on feedstock samples to determine viability

PURECYCLE
Overview | Operations | Feedstock | Commercial | Finance | 8

9 Augusta Lines 1&2 Off-take is 70% Allocated 1. Pipeline is comprised of allocated (contracted and partners where PCT has volume obligations), contracting (deal terms under discussion), and early discussions (deal volume has been stated) Sales Pipeline Augusta 1&2 (Million Pounds) • Ironton sold out; Augusta Lines 1&2 is 70% allocated. Strong contracting momentum to fully allocate Augusta Lines 1&2 • Accelerating interest from compounders that create specialized materials for consumer goods and automotive • Deal volume from packaging converters continue to be the largest segment • Sales cycle shortening as Ironton and Augusta projects progress • FDA LNO is submitted and still under review; currently waiting on FDA response Overview Operations Feedstock Commercial Finance 183 78 Allocated Available 140 393 Contracting Early Discussions

10 Q1 Liquidity and Changes from Prior Quarter (IN MILLIONS) Dec. 31, 2021 Mar. 31, 2022 change Cash and Cash Equivalents $33.4 $198.2 $164.8 Debt Securities Available for Sale 167.4 219.8 52.4 Total Unrestricted $200.8 $418.0 $217.2 Restricted Cash Plant 1 project fund (Ironton, OH) $121.3 $79.7 $(41.6) Letter of Credit for Ironton, OH utilities 2.1 2.1 - Other corporate requirements 1.4 1.5 .1 Reserve Requirements per Revenue Bonds ($41.5) General Liquidity Reserve 50.0 50.0 - Capitalized Interest and Debt Reserves 55.6 55.6 - Other Required Reserves - 3.0 $3.0 Total Restricted $230.4 $191.9 $(38.5) Total Available $431.2 $609.9 $178.7 Gross Bonds and Notes Payable $249.6 $255.7 $6.1 Summary of Liquidity Changes • $609.9M Available • Raised $250M new equity • $.8M paid for advisory fees • Ironton • $41.6M draw for construction progress payments • $4.3M contingency funding, includes $3.0M shift to other reserves • Augusta/Feed Prep $11.6M • Operating and SGA Expenses • $11.0M in payroll, bonus, taxes • $5.1M general purposes Gross Bonds and Notes Payable minus $17.1M at Dec 31, 2021, and $16.8M at Mar 31, 2022, of discount and issue costs Overview Operations Feedstock Commercial Finance

Financial Commentary

Capital Structure

- Bolstered from the $250 million private placement
- Capital provides equity for Augusta Lines 1-4 as well as other strategic corporate purposes

Debt Raise

- Engaged Jefferies LLC to lead the project debt financing for Augusta Lines 1&2 and 3 Feed PreP facilities
- Debt raise process progressing and will announce details as soon as complete

Ironton

- Ironton cost in excess of debt funds (~50% for process improvements and ~50% for inflation coverage) will be $55-65 million versus previous guidance of $30-40 million
- Most inflation related costs are driven by increases in transportation (2x's, $7-9MM) & electrical (2-3x's, $8-11MM) segments, and holding schedule ($3-5MM)

Augusta

- Relative to Ironton, CAPEX efficiency is expected to improve on each subsequent build
- Despite the current inflationary concerns, the learnings from Ironton and multi-line scale efficiencies are expected to yield double-digit capital efficiency improvements

Outlook

- Augusta Project ROIC expected to meet or exceed pre-SPAC estimates; revenue increases due to inflation and Feedstock+ pricing strategy more than offset CAPEX and OPEX increases
- These economics are currently expected to provide a simple payback of ~3-4yrs

PURECYCLE Overview Operations Feedstock Commercial Finance 11

PureCycle Continues to Build Operational Momentum

1. Ironton on-track for **Q4 2022 pellet production**; Augusta construction underway
2. Ironton offtake **fully allocated** and Augusta first two lines **70% allocated**
3. **75% of Augusta's feedstock for the first two lines** are under LOIs; overall feedstock discussions are on track
4. Feed **PreP strategy is on track** with planned rollout in early Q3
5. **Broadened** our **converter network** and **expanded applications** for PureCycle resin
6. Ironton and Augusta continue to show **strong economics** relative to original Pre-SPAC estimates
7. Ended Q1 2022 with **$610M in total cash & investments**
8. Added **experience & independence** to our Board and continue to **recruit top talent**

PURECYCLE 12